POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                    Richard A. Clarke
                                        DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                     Kenneth T. Derr
                                        DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                     Allen F. Jacobson
                                         DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                     George F. Jewett, Jr.
                                           DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                     Richard B. Madden
                                         DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                     Richard M. Morrow
                                         DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                     Vivian W. Piasecki
                                          DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                     Toni Rembe
                                      DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                     John M. Richards
                                         DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                      Reuben F. Richards
                                           DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                     Richard M. Rosenberg
                                           DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                    Robert G. Schwartz
                                        DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                    Charles R. Weaver
                                        DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                  Frederick T. Weyerhaeuser
                                          DIRECTOR

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:



       I, the undersigned, do hereby make, constitute and appoint Sandra T. Powell or, in her absence or inability to act, John M. Richards or L. Pendleton Siegel, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation, as shown below, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.
       IN WITNESS WHEREOF, I have executed these presents this 3rd day of MARCH, 1995.




                                  William T. Weyerhaeuser
                                        DIRECTOR